UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2017 (August 9, 2017)

China Commercial Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province, China

 (Address of Principal Executive Offices)

(86-0512) 6396-0022

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, expectations with respect to future performance, growth and anticipated acquisitions; the anticipated financial impact of the Acquisition; ability to recognize the anticipated benefits of the Acquisition; costs related to the proposed Acquisition; the satisfaction of the closing conditions to the Acquisition; the timing of the completion of the Acquisition; volatility in charter rates and profitability; global economic conditions; changes in fuel prices; geopolitical events and regulatory changes; damages to vessels; acts of piracy, political instability, terrorist or other attacks, war or international hostilities; loss of key personnel; difficulty managing planned growth properly; seasonal and exchange rate fluctuations; access to additional financing; changes in tax laws; weather and natural disasters; changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with government regulations; and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Company’s most recent filings with the SEC and will be contained in the proxy statement/prospectus to be filed by the Company. All subsequent written and oral forward-looking statements concerning the Company and Sorghum Investment Holdings Limited, the transactions described herein or other matters and attributable to the Company and Sorghum Investment Holdings Limited or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither the Company or Sorghum Investment Holdings Limited undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01	Entry into a Material Definitive Agreement.

On August 9, 2017, we entered into a share exchange agreement (the “Exchange Agreement”) with Sorghum Investment Holdings Limited (“Sorghum”) and the holders of all of the outstanding issued shares of Sorghum (the “Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, we will issue and deliver 152,586,795 shares of our common stock (the “Exchange Shares”) to the Sellers, in exchange for all of the outstanding shares of Sorghum. We refer the transaction contemplated in the Exchange Agreement as the “Acquisition”. The Exchange Shares will be allocated among the Sellers pro-rata based on each Seller’s ownership of Sorghum prior to the closing. Immediately after the Acquisition, CCCR will own 100% of Sorghum. The Sellers will own approximately 88 % of CCCR and existing CCCR shareholders will own approximately 12% of the Company, assuming no additional new issuances of securities by the Company prior to the closing of the Acquisition.

Sorghum Investment Holdings Limited

Sorghum is a holding company that was incorporated as a British Virgin Islands company limited by shares under the BVI Business Companies Act, 2004, on March 14, 2017. Sorghum does not have any substantive operations and conducts its business through its wholly-owned subsidiaries and certain contractual arrangements with Shanghai Wheat Asset Management Co., Ltd and its wholly-owned, directly or indirectly, subsidiaries in China and the U.S. We refer to Sorghum and its consolidated subsidiaries as “Sorghum Group”.

Sorghum Group is a digital online intermediary connecting investors and borrowers for the provision of efficient and optimized peer-to-peer facilitation services to individuals and small business owners in China.

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Representations and Warranties; Indemnification of Sorghum

The parties to the Exchange Agreement have made representations and warranties to each other as of specific dates for the purpose of allocating risk and not for the purpose of establishing facts. In addition, the representations and warranties are qualified by information in confidential disclosure schedules exchanged by the parties together with the Exchange Agreement. While the Company does not believe that these schedules contain material information that the securities laws require it to publicly disclose, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Exchange Agreement.

Accordingly, the representations and warranties should not be relied on as characterizations of the actual state of facts. Other than with respect to actual fraud or intentional or willful misrepresentation or omission, Sorghum’ rights to indemnification will be its sole remedy with respect to any and all claims for money damages arising out of or relating to the Exchange Agreement .

Conditions to Closing

The obligation of the parties to complete the Acquisition is subject to the fulfillment or written waiver of certain closing conditions, including:

•	the approval of the Exchange Agreement and the transactions contemplated thereby (including the Acquisition) by a majority of votes cast by our shareholders that are present in person or by proxy at our special meeting;

•	the receipt of any other required governmental and regulatory approvals and consents ;

•	the receipt of any other required third person approvals in order to consummate the Acquisition;

•	there is no applicable law or order in effect which makes illegal or prevents or prohibits the transactions contemplated by the Exchange Agreement , and there is no pending third party non-Affiliate legal proceeding to enjoin or otherwise restrict the closing;

•	the appointment of person designated by Sorghum prior to the closing to our board of directors immediately after the closing; and

•	Other customary closing conditions

In addition, the Company and Sorghum have each agreed to take such actions as are necessary, proper or advisable to consummate the Acquisition and have made certain other customary covenants in the Exchange Agreement.

Termination

The Exchange Agreement may be terminated prior to the closing by:

•	the mutual written consent of Sorghum and us;

•	written notice by either Sorghum or us if the closing has not occurred by the six month anniversary of the date of the Exchange Agreement, which date is also referred to herein as the outside date, so long as no breach of the Exchange Agreement by such terminating party or its affiliates (or, with respect to Sorghum, the Sellers) caused the closing not to have occurred by such date;

•	written notice by either us or Sorghum if any governmental authority of competent jurisdiction has issued a final and non-appealable order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Exchange Agreement , so long as no breach of the Exchange Agreement by such terminating party or its affiliates (or, with respect to Sorghum, the Sellers) was a substantial cause of, or substantially resulted in, such action by such governmental authority;

•	written notice by Sorghum for a breach of our representations, warranties, covenants or agreements in the Exchange Agreement which would result in the related closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the outside date;

•	written notice by us for a breach of Sorghum’s or the Sellers’s representations, warranties, covenants or agreements in the Exchange Agreement which would result in the related closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the outside date;

•	written notice by us if there shall have been a material adverse effect on Sorghum or its subsidiaries which is uncured and continuing; or

•	written notice by us if the requisite shareholder vote in favor of the Exchange Agreement and the Acquisition is not obtained at our special meeting.

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If the Exchange Agreement is terminated, all further obligations of the parties under the Exchange Agreement will terminate and will be of no further force and effect and no party will have any further liability thereunder to any other party, except that certain obligations related to public announcements, confidential information, fees and expenses, and termination fees and general provisions will continue in effect, and no party shall be relieved of liability for any fraud claims or willful breach of the Exchange Agreement prior to such termination.

Fees and Expenses

In the event that we terminate the Exchange Agreement for breach by Sorghum or a material adverse effect on Sorghum or its subsidiaries which is uncured and continuing or for the failure to obtain the requisite shareholder vote in favor of the Exchange Agreement and the Acquisition at our special meeting, Sorghum will be required to pay us as liquidated damages a termination fee equal to the transaction expenses incurred by or on behalf of us or any of our affiliates in connection with the Exchange Agreement or the transactions contemplated hereby. In the event Sorghum terminates the Exchange Agreement for breach by us or a material adverse effect on us or our subsidiaries which is uncured and continuing, we will be required to pay Sorghum as liquidated damages a termination fee equal to the transaction expenses incurred by or on behalf of Sorghum or any of its affiliates in connection with the Exchange Agreement or the transactions contemplated hereby.

Other than the termination fee described above, each party will bear its own expenses in connection with the Exchange Agreement and the transactions contemplated thereby.

In connection with the consummation of the Acquisition, the Company also agreed to (i) enter into a Lock-Up Agreement with the Sellers with respect to the Exchange Shares received by the Sellers in the Acquisition; and (ii) a Non-Competition and Non-Solicitation Agreement in favor of us and Sorghum and our respective successors, affiliates and subsidiaries relating to the post-Acquisition company’s business.

Board of Directors and Management Following the Acquisition

Immediately following the closing of the Acquisition, the current chief executive officer and chairman of CCCR shall resign and the chief executive officer of Sorghum shall become the chief executive officer and chairman of CCCR.

Efforts to Obtain Shareholder Approval and Consummate the Acquisition; Regulatory Matters

Unless the Exchange Agreements terminated in accordance with its terms, we have agreed to call a special meeting of our shareholders, for the purpose of such shareholders considering and voting on the approval and adoption of the Exchange Agreement and the Acquisition and the other transactions contemplated thereby, including, if required, the amendment and restatement of our charter, the appointment of directors and committee members in accordance with the requirements of the Exchange Agreement and any other matters required to be voted upon by such shareholders in connection with the transactions contemplated in the Exchange Agreement. Our board of directors has approved the Exchange Agreement and the Acquisition and directed that the Exchange Agreement and the Acquisition be submitted to our shareholders for their consideration.

Moreover, each party to the Exchange Agreement has agreed to execute and deliver such documents and take such further actions as may be reasonably necessary or desirable to carry out the provisions of the Exchange Agreement and the transactions contemplated thereby, including the Acquisition. Upon the terms and subject to the conditions of the Exchange Agreement, each of the parties to the Exchange Agreement will use all commercially reasonable efforts under the circumstances to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated by the Exchange Agreement(including the Acquisition), as soon as reasonably practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

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The parties are also required to, as soon as reasonably practicable, cooperate and use their commercially reasonable efforts to prepare and file with governmental authorities requests for approval of, and have such governmental authorities approve, the transactions contemplated by the Exchange Agreement. Each party also agreed to use its commercially reasonable efforts to obtain any required consents of third parties for the transactions contemplated by the Exchange Agreement. However, in no event will a party be required to agree to any term, condition or modification with respect to obtaining any governmental authority or third party consent in connection with the transactions contemplated by the Exchange Agreement that would, or would be reasonably likely to, result in a material adverse effect to such party or its affiliates or require such party to cease, sell or otherwise dispose of, or hold separate, any material assets or businesses.

We cannot assure you that any of the approvals of governmental authorities or other third parties described above will be obtained, and, if obtained, we cannot assure you as to the date of such approvals or the absence of any litigation challenging any such approvals. We are not aware of, and Sorghum and the Sellers have not identified to us, any material governmental authority or third party approvals or actions that are required for completion of the Acquisition, except for the approval of NASDAQ for listing of additional shares. It is presently contemplated that if any such additional approvals or actions are required, those approvals or actions will be sought, but there can be no assurance that any additional approvals or actions will be obtained.

The foregoing summaries of the Exchange Agreement, and the transactions contemplated thereunder and any other agreements to be entered into by the parties are qualified in their entirety by reference to the full text of the Exchange Agreement which is attached hereto as Exhibit 2.1, and is incorporated herein by reference. You are urged to read all of the exhibits attached hereto in their entirety.

Item 7.01	Regulation FD Disclosure

Press Release

On August 9, 2017, the Company and Sorghum issued a joint press release announcing their entry into the Exchange Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and the press release included as Exhibit 99.1 of Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Additional Information and Where to Find It

In connection with the proposed Acquisition, the Company and Sorghum will prepare a proxy statement/prospectus for the Company’s stockholders proxy to be filed with the SEC. The Company’s proxy statement/prospectus will be mailed to the Company’s stockholders that do not opt to receive the document electronically.  The Company and Sorghum urge investors, stockholders and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information.

Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for a description of the security holdings of the Company’s officers and directors and their respective interests as security holders in the successful consummation of the transactions described herein. The Company’s definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transactions described in this report. The Company’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: China Commercial Credit, Inc., No. 1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, China, 215200. These documents, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s web site (http://www.sec.gov).

Non-Solicitation

This Current Report on Form 8-K and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Sorghum or Wheat, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Item 8.01	Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the United States Securities and Exchange Commission on April 28, 2016, China Commercial Credit, Inc. (the “Company”) entered into a Stipulation and Agreement of Settlement (the “Stipulation”) to settle the securities class action litigation captioned In re China Commercial Credit Inc. Securities Litigation, Docket No. 1:15-cv-00557-ALC (S.D.N.Y.) (the “Securities Class Action”), pending against it in the United States District Court for the Southern District of New York (the “Court”).

On June 1, 2017, following a final fairness hearing on May 30, 2017 regarding the proposed settlement, the Court entered a final judgment and order that: (i) dismisses with prejudice the claims asserted in the Securities Class Action against all named defendants in connection with the Securities Class Action, including the Company, and releases any claims that were or could have been asserted that arise from or relate to the facts alleged in the Securities Class Action, such that every member of the settlement class will be barred from asserting such claims in the future; and (ii) approves the payment of $220,000 in cash and the issuance of 950,000 shares of its common stock (the “Settlement Shares”) to members of the settlement class.

On July 28, 2017, the Court entered a clarifying order to specify the allocation of attorneys’ fees in accordance with the Stipulation.

The Settlement Shares are exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended. The settlement does not constitute any admission of fault or wrongdoing by the Company or any of the individual defendants.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits*:

Exhibit	Description

2.1	Share Exchange Agreement by and among the Company, Sorghum Investment Holdings Limited, and certain shareholders of Sorghum Investment Holdings Limited, dated August 9, 2017.*

99.1	Press release dated August 9, 2017.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Commercial Credit, Inc.

Date: August 10, 2017	By:	/s/ Long Yi
Long Yi
Chief Financial Officer

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